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                                                                    EXHIBIT 23.1



                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 27, 1995, included in Cytogen Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this Registration Statement.


                                           ARTHUR ANDERSEN LLP


Philadelphia, Pa.
  October 9, 1995